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                                                                EXHIBIT 10.72(e)




                FOURTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT


     THIS FOURTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT (the "Amendment") is made as of the 22nd day of November, 2000 by and between MEDICIS PHARMACEUTICAL CORPORATION, a Delaware corporation ("Borrower"), and WELLS FARGO BANK ARIZONA, NATIONAL ASSOCIATION, a national banking association, formerly known as NORWEST BANK ARIZONA, NATIONAL ASSOCIATION, a national banking association ("Lender"), as successor-in-interest to NORWEST BUSINESS CREDIT, INC., a Minnesota corporation.

                                R E C I T A L S:

     WHEREAS, Borrower and Lender are parties to that certain Credit and Security Agreement dated as of August 3, 1995, as modified by letter agreements dated March 6, 1996 and April 11, 1996, First Amendment to Credit and Security Agreement dated as of May 29, 1996 among Borrower, Norwest Business Credit, Inc. ("NBCI") and Lender, Second Amendment to Credit and Security Agreement dated as of November 22, 1996 between Borrower and Lender and Third Amendment to Credit and Security Agreement dated as of November 22, 1998 between Borrower and Lender (collectively, the "Credit Agreement"), pursuant to which Lender agreed to make available to Borrower a $25,000,000 revolving credit facility (the "Acquisitions Credit Facility") to finance acquisition of complementary businesses, brand product lines, brand purchase contracts, licensing agreements, and internal product research and development costs, which Acquisitions Credit Facility is evidenced by that certain Replacement Acquisitions Revolving Note from Borrower payable to the order of Lender in the principal amount of $25,000,000;

     WHEREAS, Borrower has requested that Lender extend the term of the Credit Agreement and Acquisitions Credit Facility for an additional two (2) years and Lender is willing to do so on the terms and conditions contained herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender, intending to be legally bound, agree as follows:

     1. Interpretation. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

     2. Recitals. The recitals set forth above are true and accurate in every respect.

     3. Outstanding Indebtedness. As of November 22, 2000: the outstanding principal balance of the Revolving Loan is $0.00 and the accrued and unpaid interest on the Revolving Loan is $0.00; the outstanding principal balance of the Term Credit Facility is $0.00 and the accrued and unpaid interest on the Term Credit Facility is $0.00; and the outstanding principal balance of the Acquisitions Credit Facility is $0.00 and the accrued and unpaid interest on the Acquisitions Credit Facility is $0.00.

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     4. No Offsets. Borrower acknowledges with respect to the amounts owing to
Lender that, as of the date of execution of this Amendment (which may be after the effective date of this Agreement), Borrower has no offset, defense or counterclaim with respect thereto, no claim or defense in the abatement or reduction thereof, or any other claim against Lender or with respect to any document forming part of the transaction in respect of which the Acquisitions Credit Facility was made or forming part of any other transaction under which Borrower is indebted to Lender. Borrower acknowledges that all interest imposed under the Acquisitions Credit Facility through the date of execution hereof, and all fees and other charges that have been collected from or known by Borrower to have been imposed upon Borrower with respect to the Acquisitions Credit Facility evidenced by the Acquisitions Revolving Note were and are agreed to, and were properly computed and collected, and that Lender has fully performed all obligations that it may have had or now have to Borrower, and Lender has no obligation to make any additional loan or extension of credit to or for the benefit of Borrower, except as provided in the Credit Agreement, as amended by this Amendment.

     5. Representations and Warranties of Borrower. To induce Lender to enter into this Amendment and the arrangement contemplated by this Amendment, Borrower represents and warrants to Lender as follows:

         (a) This Amendment and all other instruments executed and delivered to Lender concurrently herewith, were executed in accordance with the requirements of law and in accordance with any requirements of Borrower's certificate of incorporation and bylaws and any amendments thereto.

         (b) The execution and delivery of this Amendment and any other instruments executed and delivered to Lender concurrently herewith, and the full and complete performance of the provisions hereof will not result in any breach of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any property or assets of Borrower under any indenture, mortgage, deed of trust, bank loan or credit agreement or other instrument to which Borrower is a party or by which Borrower is bound.

         (c) The Loan Documents executed by Borrower and this Amendment are the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their terms.

         (d) Except as previously disclosed to Lender in writing, there are no actions, suits or proceedings pending or, to the knowledge of the Borrower, threatened against or affecting Borrower or any of its Subsidiaries or the properties of Borrower or any of its Subsidiaries before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which, if determined adversely to the Borrower or any of its Subsidiaries, would reasonably be expected to have a material adverse effect on the financial condition, properties or operations of the Borrower or any Subsidiaries and where such claim(s) exceed $200,000, individually, or $500,000 in the aggregate.

         (e) Except for the sale of TRIAZ under an Applicable License, Borrower has not derived ten percent (10%) or more of Borrower's Net Sales in any Fiscal Year from any Applicable License as described in Section 6.14 of the Credit Agreement.



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         (f) Except as disclosed by Borrower to Lender in writing
contemporaneously with the execution and delivery of this Amendment, Borrower does not have any patent applications pending before the PTO Office.

         (g) There are no oral agreements, understandings or course of conduct that would modify, amend, rearrange, vary, diminish or impair the Loan Documents or the obligation of Borrower to pay the indebtedness evidenced thereby or to perform fully the obligations of Borrower in strict accordance with the Loan Documents, or which would permit Borrower to void or avoid its obligations in whole or in part.

         (h) All of the respective representations and warranties made by Borrower in the Loan Documents remain true, complete and correct as of the date hereof, including, without limitation, the representations and warranties in
Section 5 of the Credit Agreement, except to the extent of any changes to such representations and warranties previously disclosed in writing to Lender.

No representation or warranty made by Borrower and contained herein or in the other Loan Documents, and no certificate, information or report furnished or to be furnished by Borrower in connection with any of the Loan Documents or any of the transactions contemplated hereby or thereby, contains or will contain a misstatement of material fact, or omits or will omit to state a material fact required to be stated in order to make the statements contained herein or therein not misleading in the light of the circumstances under which such statements were made.

     6. Continued Enforceability of Loan Documents. Except as modified herein, all of the terms and provisions of the Loan Documents remain in full force and effect. In the event of any conflict between the terms and provisions of this Amendment and the terms and provisions of the Loan Documents, the terms and provisions of this Amendment shall govern and prevail. Borrower acknowledges, confirms and ratifies the enforceability of the Credit Agreement, the Acquisitions Revolving Note and the Loan Documents, as modified pursuant to this Amendment, and the continuing validity, enforceability and priority of the liens and security interests granted in the Loan Documents.

     7. Release of Claims.

         (a) Borrower hereby releases Lender and its officers, employees and agents from all claims and demands (known and unknown) it may have on the date hereof arising out of or in any way relating to the extension or denial of credit by Lender to Borrower or other matters relating to the indebtedness, any collateral securing payment and performance of such indebtedness, or any matter preliminary to the execution and delivery by Borrower and Lender of this Amendment. The release set forth above shall not extend to any claim arising after the date of execution hereof (which may be after the effective date of this Agreement) to the extent based on acts or omissions of Lender occurring after such date, except that such release is specifically intended by the parties to include the transactions leading up to the execution of this Amendment. This Amendment and the release provisions contained in this Section 7 are contractual, and not a mere recital.


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         (b) Borrower acknowledges and agrees that Lender is not, and shall not be, obligated in any way to continue or undertake any loan, financing or other credit arrangement with Borrower, including, without limitation, any renewal of the indebtedness evidenced by the Loan Documents, except on the terms and subject to the conditions set forth in the Loan Documents as hereby amended and modified.

         (c) Borrower understands and acknowledges that Lender and Account Holder are separate and distinct corporate entities, as well as affiliate corporations, and Borrower has knowingly and consciously made the determination to proceed with the credit arrangements with Lender as provided in this Credit Agreement and to maintain the investment advisor and custodian relationship with Account Holder as provided in the Investment Agreement. Borrower (i) knowingly waives and releases Lender for, from and against any claim, demand, cause of action, liability, damages and expenses incurred by Borrower and (ii) covenants and agrees that it will not claim, or attempt to claim, rights of setoff, off-set, recoupment or the like against Lender, in the case of both clauses (i) and (ii), arising out of, based upon, relating to, or otherwise occurring as a result of, any acts or omissions of, or any breach of contract or tort or any other theory of liability by, Account Holder. This provision is not intended to affect any rights or remedies of Borrower against Lender pursuant to the Credit Agreement.

     8. Conditions of Closing. Lender's obligation to enter into this Amendment and the other documents and instruments required hereunder shall be subject to the satisfaction of all of the following conditions on or before January 31, 2001 (the "Closing" or the "Closing Date") in a manner, form and substance satisfactory to Lender, which conditions may be waived by Lender in writing in its sole and absolute discretion.

         (a) On the Closing Date, the representations and warranties of Borrower set forth in the Loan Documents shall be true and correct in all material respects when made and at and as of the time of the Closing.

         (b) The following shall have been delivered to Lender, each duly authorized, executed and acknowledged, where applicable:

               (i) This Amendment.

               (ii) A certificate of the Secretary or an Assistant Secretary of the Borrower, certifying as to the resolutions of the directors and, if required, the shareholders of the Borrower, authorizing the execution, delivery and performance of the Fourth Amendment and all other documents and instruments incident thereto and to the transactions contemplated by the Fourth Amendment, reasonably satisfactory to Lender and its counsel.

         (c) Borrower shall have performed and complied in all material respects with all agreements and conditions contained in the Loan Documents to be performed by or complied with by Borrower prior to or at the Closing, and no Event of Default or Default shall have occurred and be continuing or would occur by Borrower entering into this Amendment and each condition precedent to the effectiveness of each of the Loan Documents shall have been satisfied.

         (d) Lender shall have received such documents as Lender shall require to establish the proper organization and good standing of Borrower, the authority of Borrower to

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execute this Amendment and any other documents or instruments required hereunder, and evidence that all approvals and/or consents of, or other action by, any shareholder, governmental agency or other Person whose approval or consent is necessary or required to enable Borrower to (a) enter into and perform its obligations under the Loan Documents and (b) grant to Lender the Security Interests, have been obtained.

         (e) All filings of Uniform Commercial Code financing statements and other filings and actions necessary to perfect and maintain the Security Interests as first, valid and perfected security interest in the Collateral shall have been filed or taken (or such filings delivered for filing immediately following the Closing, to Lender or a third party acceptable to Lender) and confirmation thereof shall have been received by Lender.

         (f) Lender shall have determined to its satisfaction that, as of the Closing Date, there has been no material adverse change in the financial condition of Borrower from the financial statements dated as of September 30, 2000 and other documents submitted by Borrower to Lender prior to the Closing Date.

         (g) Borrower shall have paid to Lender an extension fee of $37,500, which shall be fully earned and non-refundable upon Lender's execution and delivery of this Amendment, and, when invoiced, Lender's reasonable attorneys' fees and costs incurred in connection with this Amendment.

         (h) Lender shall be satisfied that (a) Borrower has good and indefeasible title to all of the Collateral and (b) Borrower at all times shall be entitled to the use and quiet enjoyment of all assets necessary and desirable for the continued ownership and operation of Borrower's business, including, without limitation, the use of equipment, licenses, fixtures and warehouses.

     9. Definitions. The definition of "Maturity Date" in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and the following inserted therefor:

         "Maturity Date" means November 22, 2002.

     10. Fees. Section 2.11 of the Credit Agreement is hereby amended to add the following:

               (f) Upon execution and delivery of the Fourth Amendment to Credit and Security Agreement dated November 22, 2000 between Borrower and Lender, Borrower agrees to pay to Lender an extension fee of $37,500, which shall be fully earned and non-refundable upon Lender's execution and delivery of the Fourth Amendment, and, when invoiced, Lender's reasonable attorneys' fees and costs incurred in connection with the Third Amendment.

     11. Patent Applications. The list of all of Borrower's patent applications filed with, and/or approved by, the PTO Office is attached hereto as Schedule 1 to this Amendment and

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such patent applications are hereby incorporated as Exhibit F to the Credit
Agreement and Schedule "A" to the Amended and Restated Patent Collateral Assignment.

     12. Trademark, Tradename and Service Mark Applications. The list of all of Borrower's trademark, tradename and service mark applications filed with, and/or approved by, the PTO Office is attached hereto as Schedule 2 to this Amendment and such trademark, tradename and service mark applications are incorporated as Exhibit F to the Credit Agreement and Schedule "A" to the Amended and Restated Trademark Collateral Assignment.

     13. Miscellaneous.

         (a) Arbitration Agreement; Waiver of Right to Jury Trial. The Agreement contains an arbitration provision, governing law provision and waiver of right to jury trial. In the event of any dispute arising out of or related to this Amendment, the provisions of Section 9.12 of the Agreement shall apply.

         (b) Voluntary Agreement. Borrower represents and warrants to Lender that (i) it is, or has had the opportunity to be, represented by legal counsel of its choice in regard to the transaction provided for by this Amendment and that such counsel (if engaged) has explained the significance of the terms, and the meaning and effect of this Amendment; (ii) it is fully aware and clearly understands all of the terms and provisions contained in this Amendment; (iii) it has voluntarily, with full knowledge and without coercion or duress of any kind, entered into this Amendment and the documents executed in connection with this Amendment; (iv) it is not relying on any representations, either written or oral, express or implied, made to it by Lender other than as set forth in this Amendment; and (v) the consideration received by Borrower to enter into this Amendment and the arrangement contemplated by this Amendment has been actual and adequate.

         (c) Entire Agreement. This Amendment and the Loan Documents constitute the entire agreement among the parties as to the agreements and understandings contemplated by this Amendment. All parties to this Amendment acknowledge that there are no agreements, understandings, warranties or representations among the parties except as set forth in the Loan Documents and this Amendment.

         (d) Counterpart Execution. This Amendment may be executed in counterparts, each of which shall be deemed an original document, and all of which combined shall constitute a single document.

         (e) Waiver. Neither this Amendment nor any of the provisions hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

         (f) Headings. Paragraph or other headings contained in this Amendment are for reference purposes only and are not intended to affect in any way the meaning or interpretation of this Amendment.

         (g) Severability. If any clause or provision of this Amendment is determined to be illegal, invalid, or unenforceable under any present or future law by the final judgment of a

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court of competent jurisdiction, such clause or provision shall be ineffective, but the remainder of this Amendment will not be affected thereby.

         (h) Binding Effect. All of the provisions of this Amendment shall be binding upon and shall inure to the benefit of Borrower and Lender and their permitted successors and assigns, including, without limitation, any successor holder of any Note and any successor mortgagee/beneficiary under any security document.

         (i) Time of the Essence. Time is of the essence of each and every provision under this Amendment.

         (j) Amendment. Except as specifically set forth herein, the Agreement and the other Loan Documents shall remain in full force and effect. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern and control. Nothing contained in this Amendment is intended to or shall be construed as relieving any person or entity, whether a party to this Amendment or not, of any of such person's or entity's obligations to Lender.



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     IN WITNESS WHEREOF, this Amendment is executed to be effective as of the date first above written.

                                  BORROWER:

                                  MEDICIS PHARMACEUTICAL CORPORATION, a
                                  Delaware corporation

                                  By:
                                     ----------------------------------
                                  Name:  Mark A. Prygocki, Sr.
                                       --------------------------------
                                  Title: Chief Financial Officer
                                        -------------------------------

                                  Execution Date:    January     , 2001
                                                            -----


                                  LENDER:

                                  WELLS FARGO BANK ARIZONA, NATIONAL
                                  ASSOCIATION, a national banking association


                                  By:
                                     ----------------------------------
                                  Name:  Tim Billings
                                       --------------------------------
                                  Title: Vice President
                                        -------------------------------

                                  Execution Date:    January     , 2001
                                                            -----





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                                   SCHEDULE 1




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                                   SCHEDULE 2